SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|X|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                              The Japan Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:




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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                                                           The Japan Fund, Inc.
                                                                345 Park Avenue
                                                       New York, New York 10154

                                                                 August 7, 2002


Dear Shareholder of The Japan Fund, Inc.:

You recently received a Notice of Special Meeting of Shareholders of The Japan Fund, Inc., a Proxy Statement dated July 23, 2002 and a proxy card. Unfortunately, due to an error in the printing of some of the proxy cards, the proxy card that was included in the package you received did not reflect all of the shares of the Fund that you held as of the record date.

A second proxy card, which accurately reflects the total number of shares that you held as of the record date, is enclosed. In order to effectively vote all of your shares, please complete the enclosed proxy by filling out the enclosed proxy card - be sure to sign and date it - and returning it to us in the enclosed postage-paid envelope or by voting through the Internet or by telephone as described on the enclosed proxy card. If you previously completed the original proxy and do not complete the enclosed proxy, only the number of shares stated on the original proxy card will be voted in the manner previously indicated by you. Once you have completed the enclosed proxy, your original proxy will be invalidated.

We apologize for any confusion and thank you, in advance, for your cooperation and patience. The Japan Fund, Inc. and its shareholders will not be held responsible for the cost of the extra mailings necessary to correct this error. If you have any questions, please call 1-866-204-4425.



                                                          Sincerely,

                                                          /s/ William L. Givens

                                                          William L. Givens
                                                          Chairman of the Board



PLEASE READ THE PROXY STATEMENT DATED JUNE 23, 2002 WHICH YOU RECENTLY RECEIVED. THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION PERTAINING TO THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE. IF YOU HAVE NOT RECEIVED YOUR COPY OF THE PROXY STATEMENT, PLEASE CALL 1-866-204-4425 AND ONE WILL BE MAILED TO YOU FREE OF CHARGE OR VISIT THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.